Exhibit 99.14

                            EMPIRE GLOBAL CORP.

                         RESPECTFUL WORKPLACE POLICY


Policy Statements

    (a) Empire Global Corp. and its affiliates (collectively, the "Corporation") is committed to providing a collegial working environment in which all individuals are treated, and treat each other, with respect and dignity. Each individual has the right to work in a professional atmosphere that promotes equal opportunity and prohibits discriminatory practices and harassment on prohibited grounds.

    (b) The Corporation prohibits discriminatory practices and/or harassment on prohibited grounds in the workplace, which prohibited grounds include race, ancestry, place of origin, colour, ethnic origin, citizenship, religion, sex, sexual orientation, age, marital status, same-sex partnership status, and mental or physical handicap ("Harassment on Prohibited Grounds").

    (c) Alleged deprivations of voting rights and alleged discrimination based on race, color, religion, sex, age, disability, or national origin, or in the administration of justice or other forms of harassment are investigated by the United States Commission on Civil Rights ("USCCR"). The USCCR does not act as an advocate for complainants or respondents in claims of discrimination, nor does it have enforcement powers. However, the Commission can assist you in the complaint process through its Complaint Referral Service.

    (d) Harassment on Prohibited Grounds is illegal under the provisions of the Human Rights Codes of Ontario and Alberta, Canada subject to bona fides occupational requirements and undue hardship to the Corporation.

    (e) Harassment on Prohibited Grounds is offensive, degrading and threatening. The Corporation has adopted this policy to make clear that Harassment on Prohibited Grounds will not be tolerated in the Corporation. Individuals, regardless of seniority or level of authority, found to have engaged in conduct constituting Harassment on Prohibited Grounds will be subject to appropriate discipline, up to and including termination of employment or partnership.

    (f) Sexual harassment is a form of discrimination based on sex.


Application and Purpose of the Policy

    (a) This Policy applies to all those working at the Corporation, including officers, directors, secretarial support, professional and administrative staff and consultants (referred to herein as "policy participants" and "employees").

    (b) The purposes of this Policy are:

        (i) To maintain a working environment that is free from Harassment on Prohibited Grounds.

        (ii) To alert policy participants and employees of the Corporation to the fact that Harassment on Prohibited Grounds in the workplace is in violation of the law.

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        (iii) To establish a mechanism for receiving complaints of Harassment on
        Prohibited Grounds and to provide a procedure by which the Corporation will deal with such complaints.

    (c) Notwithstanding the existence of this Policy, every policy participant and employee of the Corporation has the right to seek assistance from the Human Rights Commission in the Province or State in which the policy participant and employee is employed, even when steps are taken under this Policy.

    (d) This Policy is not intended to constrain acceptable social interaction between policy participants and employees of the Corporation.

    (e) The Corporation recognizes that a policy participant or employee of the Corporation, while carrying out his or her work, may be subjected to Harassment on Prohibited Grounds by others who are not in the direct employ of the Corporation, but who conduct business with the Corporation. In this instance, the Corporation acknowledges its responsibility to investigate the complaint and take whatever reasonable corrective steps are possible.


Definitions

    (a) "Harassment" means any behaviour in the workplace by an offending policy participant or employee of the Corporation engaged in any capacity, role or function with the Corporation, which behaviour is offensive or objectionable to another person or group of persons.

    (b) "Harassment on Prohibited Grounds" means harassment in the workplace on the basis of race, ancestry, place of origin, colour, ethnic origin, citizenship, religion, sex, sexual orientation, age, marital status, same-sex partnership status, and mental or physical handicap.

    (c) Examples of Harassment on Prohibited Grounds can take many forms, but generally involve conduct, comment or display which is insulting, intimidating, humiliating, derogatory, malicious, or otherwise objectionable to another person or group of persons. Such improper conduct may include, but is not limited to,

        (i) Written or verbal abuse or threats.

        (ii) Racial or ethnic slurs.

        (iii) Unwelcome remarks, jokes, innuendo or taunting about a person's body, attire, age, marital status, ethnic or racial origin, religion, or any other prohibited ground.

        (iv) Display of sexual, racial, ethnic or religious offensive material.

        (v) Unwelcome sexual remarks, gestures, repeated invitation, requests or insults, whether indirect or explicit.

        (vi) Leering or other obscene or offensive gestures.

        (vii) Repeated incidents of wearing inappropriate or obscene clothing that attracts sexual attention, or not wearing appropriate clothing that attracts sexual attention.



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        (viii) Unwelcome physical conduct such as touching, kissing, petting and pinching.

        (ix) Sexual assault and physical assault.

    (d) Harassment on Prohibited Grounds also includes any form of retaliation or reprisal against an individual for having invoked this Policy, for having participated or cooperated in an investigation under this Policy, or for having associated with the person who properly invoked this Policy.

    (e) Harassment on Prohibited Grounds may be either intentional or unintentional; unintentional behaviour may still constitute harassment but may attract different discipline than if the behaviour was intentionally meant to harass. It is not an acceptable defence to say that offence was not intended. It is the effect of the conduct that is material.

    (f) For the purposes of this Policy, work-related Harassment on Prohibited Grounds means harassment or discrimination by a policy participant or employee of the Corporation which occurs either in the working environment or anywhere else if as a result of employment responsibilities or employment relationships.

    (g) General discipline should not be confused with Harassment on Prohibited Grounds. The discipline of employees is part of the regular work environment.


Responsibilities of the Corporation

    (a) In connection with this Policy, the Corporation is committed to providing a workplace that is free from Harassment on Prohibited Grounds and will exercise its best efforts to:

        (i) Encourage a workplace free from Harassment on Prohibited Grounds.

        (ii) Investigate each written complaint of Harassment on Prohibited Grounds.

        (iii) Impose appropriate disciplinary measures when a complaint of Harassment on Prohibited Grounds is found to have been substantiated, regardless of the seniority of the offender.

        (iv) Support and assist any policy participant or employee of the Corporation who files a complaint of Harassment on Prohibited Grounds in good faith, including access to the services available through an employee assistance program.

        (v) Support and assist any policy participant or employee of the Corporation who complains of Harassment on Prohibited Grounds by a person who is not a policy participant or employee of the Corporation.

        (vi) Review the procedures of this Policy from time to time to ensure that they adequately meet the Policy objectives.

        (vii) Maintain records as required by this Policy.

        (viii) Make all policy participants and employees of the Corporation aware of the need to provide a workplace free from Harassment on Prohibited Grounds and of the existence of procedures available under this Policy.

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        (ix) Appoint an HR/Admin Manager and provide training and resources for him or her to fulfill their responsibilities under this Policy.


    (b) Every policy participant and employee of the Corporation has a responsibility to play a part in ensuring that the Corporation's workplace environment is free from Harassment on Prohibited Grounds. This responsibility is to be discharged by avoidance of any conduct which might be Harassment on Prohibited Grounds. In addition, any policy participant and employee of the Corporation who believes that a colleague has experienced, or is experiencing, Harassment on Prohibited Grounds, or retaliation for having brought forward a complaint under this Policy, is encouraged to notify the HR/Admin Manager appointed under this Policy.


Confidentiality

    (a) The Corporation understands it is difficult to come forward with a complaint of Harassment on Prohibited Grounds and recognizes the interests of those involved in keeping the matter confidential. To protect the interests of the complainant, the person complained against, and any others who may report incidents of Harassment on Prohibited Grounds, confidentiality will be maintained throughout the investigatory process to the extent practicable and appropriate under the circumstances.

    (b) All records of complaints, including the context of meetings, interviews, results of investigations, and other relevant material, will be kept confidential by the Corporation, except where disclosure is required under this Policy or by law.


HR/Admin Managers

    (a) The Corporation will appoint a HR/Admin Manager to serve under this Policy.

    (b) Depending on the growth of the Corporation in the future, it may eventually become necessary to have more than one HR/Admin Manager and/or a committee to fulfill this role.

    (c) In carrying out his or her duties under this Policy, the HR/Admin Manager will be directly responsible to the President & C.E.O. of the Corporation and then to the Board of Directors.

    (d) The Corporation will arrange for the HR/Admin Manager to receive appropriate initial training as well as other institutional support and assistance in carrying out their responsibilities under this Policy.

    (e) The HR/Admin Manager will be required to maintain separate confidential files of all documentation and/or notes generated for each complaint received, whether verbal or written, under this Policy.


Procedure for Report and Handling Complaints

    (a) Initial Action By Complainant

    A person who considers that he or she has been subjected to Harassment on Prohibited Grounds ("complainant") is encouraged to bring the matter to the attention of the person responsible for the conduct ("complainee"). Where

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    the complainant does not wish to bring the matter directly to the attention of the complainee, or where such an approach is attempted and does not produce a satisfactory result, the complainant should seek the advice of the HR/Admin Manager.

    (b) Meeting with the HR/Admin Manager

    The HR/Admin Manager will provide a copy of the policy to the complainant and advise the complainant of:

        (i) The right to lay a formal written complaint under this Policy when the alleged harasser is an employee of the Corporation;

        (ii) The availability of counselling and other support services provided by the Corporation;

        (iii) The right to withdraw from any further action in connection with the complaint at any stage (even though the Corporation may continue to investigate the complaint);

        (iv) Other avenues of recourse such as the right to file a complaint with the Human Rights Commission of the Province or State in which the incident occurred or, where appropriate, the right to lay an information under the Criminal Code; and

        (v) The time limits which apply to this Policy and which may apply to such other avenues of recourse.

    (c) Outcomes to Meeting with HR/Admin Manager

    Where the alleged harasser is a policy participant or employee of the Corporation, there are three possible outcomes to a meeting between a complainant and the HR/Admin Manager:

        (i) Where the complainant and HR/Admin Manager agree that the conduct does not constitute Harassment on Prohibited Grounds:

        If the complainant and the HR/Admin Manager, after discussing the matter, agree that the conduct in question does not constitute Harassment on Prohibited Grounds as defined in this Policy, the HR/Admin Manager will take no further action and will make no record in any file.

        (ii) Where the complainant brings evidence of prima facie Harassment on Prohibited Grounds but does not wish to lay a formal written complaint:

        It may happen that a complainant (or a third party) brings to the attention of the HR/Admin Manager facts which constitute prima facie evidence of Harassment on Prohibited Grounds but, after discussion with the HR/Admin Manager, the complainant decides not to lay a formal written complaint. In that event, the following steps may be taken:

* The complainant may wish that no further action whatsoever be taken, with which the HR/Admin Manager agrees;

* The complainant may wish the HR/Admin Manager to speak to the person whose conduct has caused offence with a view to obtaining an apology and/or an assurance that the offensive conduct will not be repeated; but thereafter proceed no further, with which the HR/Admin Manager agrees; or

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* The HR/Admin Manager, having received prima facie evidence of Harassment on
Prohibited Grounds, may decide to lay a formal written complaint even if the complainant does not wish to lay a complaint.

        Where the HR/Admin Manager decides that the laying of a formal written complaint would not be appropriate, the HR/Admin Manager will make no record in any file unless the HR/Admin Manager decides to speak to the person whose conduct has caused offence, in which case the HR/Admin Manager will keep a written record of what the HR/Admin Manager said to that person. Where the complainant does not wish to lay a formal complaint but the HR/Admin Manager decides that the evidence and the surrounding circumstances are such as to require the laying of a formal written complaint, the HR/Admin Manager will:

* issue a formal written complaint signed by the HR/Admin Manager;

* provide copies of the complaint, without delay, to the person against whom the complaint is laid and to the complainant;

* file a copy of the complaint with the Board of Directors for an investigation under Article 7(d) of this Policy.

        (iii) Where the complainant decides to lay a formal written complaint:

        If the complainant, after meeting with the HR/Admin Manager, decides to lay a formal written complaint, including the situation where the HR/Admin Manager is of the opinion the conduct in question does not constitute Harassment on Prohibited Grounds, as defined in this Policy, the HR/Admin Manager will:

* assist the complainant to draft a formal written complaint which must be signed by the complainant;

* give copies of the complaint, without delay, to the person against whom the complaint is laid and to the complainant; and

* without delay, file the complaint with the Board of Directors.

    (d) Investigation of a Formal Written Complaint

        (i) When the HR/Admin Manager gives a copy of the complaint to the person against whom the complaint is laid the HR/Admin Manager will include, with the complaint, a copy of this Policy.

        (ii) The HR/Admin Manager may, if the complainant and complainee consent, seek a resolution meeting with a view to obtaining an apology or such other resolution as will satisfy the complainant, without further investigation. The HR/Admin Manager will advise both parties that, even if the matter is resolved to the satisfaction of the complainant and complainee, the Board of Directors nonetheless has the discretion under this Policy to complete an investigation and to take whatever disciplinary action is appropriate.

        (iii) The Board of Directors will ensure that every formal written complaint that does not settle at a resolution meeting is investigated and, where appropriate, take disciplinary action.

        (iv) The investigation will be undertaken by a person, or persons, appointed by the Board of Directors. The HR/Admin Manager who first took the complaint will not undertake such investigations.

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        Investigators will have the authority to make findings on the facts as discovered from the complainant, the complainee, the HR/Admin Manager, any witnesses or other source of information. The investigator shall report to the Board of Directors the recommendations of the Investigator. The Board of Directors has the power to decide whether Harassment on Prohibited Grounds is proved on the balance of probabilities and the discipline, if any.

        (v) Where a formal written complaint is processed and the Board of Directors finds that the complaint is proved under Article 7(d)(iv) herein, a copy of the complaint and the outcome of the investigation, including any disciplinary action, will be filed indefinitely in the personnel file of the complainee.

        (vi) Where the investigation results in a finding that the complaint is not proved, no record of the complaint shall be kept in the personnel file of the complainee.

        (vii) The complainant will be informed of the outcome of the investigation and any disciplinary action taken by the Board of Directors. If the complainant is not satisfied with the outcome of the investigation, the complainant will be reminded of the continuing right to file a complaint with the Human Rights Commission of the Province or State in which they are employed.

    (e) Procedure Where a Person Believes that a Colleague Has Been Harassed

    Where a person believes that a colleague has experienced, or is experiencing, Harassment on Prohibited Grounds (or retaliation for having brought forward a complaint of Harassment on Prohibited Grounds) and reports this belief to the HR/Admin Manager, the HR/Admin Manager shall meet with the person who is said to have been subjected to Harassment on Prohibited Grounds and shall then proceed in accordance with Article 7(c) and Article 7(d) of the Policy.

    (f) Harassment by Persons Who Are Not Policy Participants or Employees of the Corporation

    A policy participant or employee of the Corporation who considers that he or she has been subjected to Harassment on Prohibited Grounds by a person who is not a policy participant or employee of the Corporation should seek the advice of the HR/Admin Manager. The HR/Admin Manager will consult with the President & C.E.O. of the Corporation and thereafter take whatever action is necessary to ensure that the Corporation fulfills its responsibility to support and assist the person subjected to such harassment.

    (g) Discipline

    If a complaint is substantiated following an investigation under this Policy, appropriate disciplinary action will be taken by the Corporation against any policy participant or employee who violates this Policy. The exact nature of the discipline will be determined based upon the seriousness of the offence and the steps taken by the violator to remedy or apologize for the misconduct. Discipline is at the sole discretion of the Board of Directors. Discipline may include a range of any or all of the following:




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        (i) Warning;

        (ii) Suspension;

        (iii) Mandatory prohibitive action; and/or

        (iv) Termination of employment.

        (h) Frivolous, Malicious or Vexatious Complaints

    The Corporation will not condone frivolous, malicious or vexatious complaints. A person who makes a frivolous, malicious and/or vexatious complaint will be subject to discipline. In the event that the Board of Directors finds a complaint to not be proven and to be frivolous, malicious and/or vexatious in intent, records will be filed in the personnel file of the complainant.


Time Limit for Filing a Complaint

Any complaints must be filed within a reasonable time following the occurrence of the event. The Corporation adopts a six-month time frame prescribed by the Ontario Human Rights Code. Unless prescribed by law otherwise, the Corporation will have no obligation to deal with a complaint when facts upon which the complaint are based occurred more than six months before the complaint is filed. The Corporation is not precluded from invoking this Policy for matters that occurred more than six months before the complaint is filed, in the Corporation's sole discretion.


Received and reviewed this _____day of _____ of, 200__.

Signature of policy participant/employee                _______________________

Name of policy participant/employee (please print)      _______________________